UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 27, 2006
                                                ______________________________



                             GS FINANCIAL CORP.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)



         Louisiana                     000-22269                  72-1341014
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



3798 Veterans Boulevard, Metairie, Louisiana                        70002
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code     (504) 457-6220
                                                  ____________________________


                                Not Applicable
______________________________________________________________________________
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On January 27, 2006, GS Financial Corp. (the "Company") reported its results of operations for the quarter and year ended December 31, 2005.

     For additional information, reference is made to the Company's press release dated January 27, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 5.02 Departure of Directors or Principal Officers; Election
          of Directors; Appointment of Principal Officers
          ------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c) On January 30, 2006, J. Andrew Bower, age 41, commenced employment as the Chief Financial Officer and Senior Vice President of the Company and its wholly owned subsidiary, Guaranty Savings and Homestead Association, Metairie, Louisiana. Prior to his employment with the Company, Mr. Bower was, since January 2002, a self-employed consultant providing internal audit, accounting and loan review services primarily to banks in the greater New Orleans market area. Previously, Mr. Bower was employed in the accounting department of Stewart Enterprises, Inc., Metairie, Louisiana, from September 2000 to January 2002, and as an audit manager at Arthur Andersen LLP from December 1992 to September 2000. Mr. Bower has not engaged in any transactions with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

          On February 2, 2006, the Company issued a press release announcing Mr. Bowers' appointment which is attached hereto as Exhibit 99.2.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d) The registrant's press release, dated January 27, 2006, is attached hereto as Exhibit 99.1 and its press release dated February 2, 2006 is attached hereto as Exhibit 99.2.



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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              GS FINANCIAL CORP.



Date:  February 2, 2006       By: /s/ Stephen E. Wessel
                                  ------------------------------------------
                                  Stephen E. Wessel
                                  President and Chief Executive Officer






























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                               EXHIBIT INDEX




        Exhibit No.         Description
        --------------      ---------------------------------------

        99.1                Press release dated January 27, 2006

        99.2                Press release dated February 2, 2006



































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